EXHIBIT 10.15

AMENDMENT TO THE

AMENDED AND RESTATED EFC BANCORP INC.

1998 STOCK-BASED INCENTIVE PLAN AND

THE EFC BANCORP, INC. 2000 STOCK OPTION PLAN
(In connection with the merger of EFC Bancorp, Inc. and MAF Bancorp, Inc.)

        This Amendment to the Amended and Restated EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan and the EFC Bancorp, Inc. 2000 Stock Option Plan (collectively referred to herein as the “Option Plans”), executed on this 15th day of November, 2005, by EFC Bancorp, Inc. (the “Company”).

        WHEREAS, the Board of Directors of the Company maintains the Option Plans for the benefit of certain employees and outside directors of the Company and EFS Bank (the “Bank”) ; and

        WHEREAS, the Company has entered into an Agreement and Plan of Reorganization with MAF Bancorp, Inc. (“MAF”) as of June 29, 2005 (the “Merger Agreement”) pursuant to which the Company will merge with and into MAF Bancorp, Inc.; and

        WHEREAS, Section 1.3(b) of the Merger Agreement provides that the Option Plans shall be amended as of the Effective Time to provide for the conversion or cancellation of options in accordance with the terms of the Merger Agreement; and

        WHEREAS, Section 17 of the Amended and Restated EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan and Section 16 of the EFC Bancorp, Inc. 2000 Stock Option Plan permit the Company to amend the Option Plans from time to time.

        NOW, THEREFORE, the Option Plans shall be, and hereby are, amended effective as of November 15, 2005, as follows:

FIRST CHANGE

        Section 21 of the Amended and Restated EFC Bancorp, Inc. 1998 Stock-Based Incentive Plan shall be deleted in its entirety and replaced with the following new Section 21:

    “21.        MERGER WITH MAF BANCORP, INC.

Pursuant to the Agreement and Plan of Reorganization dated June 29, 2005 (the “Merger Agreement”) by and between MAF Bancorp, Inc. and the Company, the Company will be merged with and into MAF (the “Merger”) and each share of Company common stock outstanding as the effective time of the Merger will be converted into a right to receive shares of MAF common stock, cash or a combination of MAF common stock and cash. All participants will have the right to elect to convert their outstanding and unvested EFC Bancorp, Inc. stock options to MAF stock options in the manner set forth in Section 1.3(a)(i) of the Merger Agreement or cancel their outstanding and unexercised stock options in exchange for a cancellation payment as set forth in Section 1.3(b) of the Merger Agreement (“Option Election”). Following a Participant’s Option Election, the Company will prepare a conversion or cancellation agreement for the Participant’s signature. In the event an Option Election is not made, the Participant’s options will be cancelled and the Participant will receive a cash payment as set forth in Section 1.3(b)(ii) of the Merger Agreement.”

SECOND CHANGE

        The following new Section 20 shall be added to the EFC Bancorp, Inc. 2000 Stock Option Plan:

    “20.        MERGER WITH MAF BANCORP, INC.

Pursuant to the Agreement and Plan of Reorganization dated June 29, 2005 (the “Merger Agreement”) by and between MAF Bancorp, Inc. and the Company, the Company will be merged with and into MAF (the “Merger”) and each share of Company common stock outstanding as of the effective time of the Merger will be converted into a right to receive shares of MAF common stock, cash or a combination of MAF common stock and cash. All participants will have the right to elect to convert their outstanding and unvested EFC Bancorp, Inc. stock options to MAF stock options in the manner set forth in Section 1.3(a)(i) of the Merger Agreement or cancel their outstanding and unexercised stock options in exchange for a cancellation payment as set forth in Section 1.3(b) of the Merger Agreement (“Option Election”). Following a Participant’s Option Election, the Company will prepare a conversion or cancellation agreement for the Participant’s signature. In the event an Option Election is not made, the Participant’s options will be cancelled and the Participant will receive a cash payment as set forth in Section 1.3(b)(ii) of the Merger Agreement.”

        IN WITNESS WHEREOF, the Company hereby executes this Amendment as of the date noted above.

ATTEST	EFC BANCORP, INC.

/s/Ursula Wison ——————————————	/s/ Leo Flanagan —————————————— For the Entire Board of Directors

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